Exhibit 10.22.3
     THIRD AMENDMENT, dated as of December 31, 2008 (“Third Amendment”), to the Second Amended and Restated Sale and Servicing Agreement dated as of May 8, 2008 (as amended, restated or otherwise modified, the “Agreement”), by and among CapitalSource Real Estate Loan LLC, 2007-A, as the seller (the “Seller”), CSE Mortgage LLC, as the originator (the “Originator”), and as the servicer (the "Servicer”), each of the Issuers from time to time party thereto (collectively, the “Issuers”), each of the Liquidity Banks from time to time party thereto (collectively, the “Liquidity Banks”), Citicorp North America, Inc., as the administrative agent for the Issuers and Liquidity Banks thereunder (the “Administrative Agent”); and Wells Fargo Bank, National Association, not in its individual capacity but as the backup servicer (the “Backup Servicer”), and not in its individual capacity but as the collateral custodian (the “Collateral Custodian”). Terms not otherwise defined in this Third Amendment shall have the meanings set forth in the Agreement.
     The parties hereto desire to amend the Agreement as set forth below.
     Accordingly, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
     Section 1. Termination of the Class B Facility. Effective as of the Effective Date (as defined below), the Class B Commitment is hereby terminated. The parties hereto agree and acknowledge that (i) the Class B facility provided for in the Agreement is no longer in effect, (ii) the amount of the Class B Advances Outstanding, Class B Availability and the Class B Facility Amount is, in each case, zero, (iii) no amounts are due or outstanding under or in connection with the Class B Variable Funding Certificate and (iv) the Class B Variable Funding Certificate is void and is no longer in effect.
     Section 2. Eligibility of Certain Loans. (a) If on or after the Effective Date a default or event of default (however defined or described) occurs under or in connection with any indebtedness owing to CapitalSource Inc. or any of its subsidiaries by any Person listed as a “Borrower” on Schedule A attached hereto (as updated in accordance with this Section 2, “Schedule A”), including under or in connection with any of the Loans listed next to such Borrower’s name on Schedule A, then each of the Loans listed next to such Borrower’s name on Schedule A shall immediately cease to be Eligible Assets and shall immediately cease to be included in the Borrowing Base (i) with respect to a default or event of default that is not the result of a payment default, for so long as such default or event of default is continuing (after giving effect to any cure of such default or event of default, but regardless of whether any waiver of such default or event of default has been granted) or (ii) with respect to a default or event of default that is the result of a payment default, until such time as the applicable Loan has become a performing Loan and maintained such status for a period of 12 consecutive months. The Seller shall deliver to the Administrative Agent on or before January 9, 2009, an updated Schedule A, in form and substance reasonably satisfactory to the Administrative Agent, which shall list (x) as a “Borrower” each Person with indebtedness owing to CapitalSource Inc. or any of its subsidiaries to the extent that any of the indebtedness owing to CapitalSource Inc. or any of its subsidiaries by such Person constitutes an Asset under the Agreement and with respect to which a “Loan” is outstanding as contemplated by clause (y) hereof and (y) as a “Loan” all other indebtedness owing to CapitalSource Inc. or any of its subsidiaries by each such Borrower, if any. The Seller’s failure to deliver such updated Schedule A to the Administrative Agent on or before January 9, 2009 shall constitute a Termination Event.
     (b) The Seller may, (x) subject to the conditions set forth in Section 2.18 of the Agreement, replace any Loan listed on Schedule A that is no longer an Eligible Asset with a Substitute Asset; provided, that no such Loan that is replaced with a Substitute Asset shall be included in the calculation of the percentages set forth in Sections 2.18(h) or 2.18(i) of the Agreement or (y) subject to the conditions set forth in Section 2.19 of the Agreement, repurchase any Loan listed on Schedule A that is no longer an Eligible Asset as if such Loan was a Delinquent Asset.
     Section 3. Representations and Warranties of the Seller and the Servicer.
     Each of the Seller and the Servicer, jointly and severally, hereby represents and warrants as of the date hereof as follows (which representations and warranties shall survive the execution and delivery of this Third Amendment):
     (a) The representations and warranties of each of the Seller and the Servicer set forth in the Agreement are true and correct on and as of such date, after giving effect to this Third Amendment, as though made on and as of such date;
     (b) Following the effectiveness of this Third Amendment, no event has occurred and is continuing which constitutes a Termination Event or Unmatured Termination Event;
     (c) Each of the Seller and the Servicer is in compliance with each of its covenants and agreements set forth in the Transaction Documents; and
     (d) This Third Amendment has been duly executed and delivered by the Seller and the Servicer and constitutes the legal, valid and binding obligation of the Seller and Servicer, and is enforceable in accordance with its terms subject (x) as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally, from time to time in effect, and (y) to general principles of equity.
     Section 4. Effective Date; Continued Effectiveness; Governing Law; Counterparts.
     (a) This Third Amendment shall become effective as of the time and date (the “Effective Date”) when the Administrative Agent shall have received a counterpart of this Third Amendment, duly executed and delivered on behalf of each of the parties hereto.
     (b) Nothing herein shall be deemed to be a waiver of any covenant, or agreement contained in, or any Termination Event or Unmatured Termination Event under the Agreement and each of the parties hereto agrees that all other covenants and agreements and other provisions contained in the Agreement and the other Transaction Documents as modified by this Third Amendment shall remain in full force and effect from and after the date of this Third Amendment.

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     (c) THIS THIRD AMENDMENT, AND THE AGREEMENT AS AMENDED BY THE THIRD AMENDMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PROVISIONS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
     (d) This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts (including by facsimile or by electronic mail in portable document format (pdf)), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
[Remainder of Page Intentionally Left Blank.]

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     IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLER:	CAPITALSOURCE REAL ESTATE LOAN LLC, 2007-A
	By:	/S/ JEFFREY A. LIPSON
		Name:	Jeffrey A. Lipson
		Title:	Vice President & Treasurer

THE ORIGINATOR, SERVICER AND CLASS B PURCHASER:	CSE MORTGAGE LLC

	By:	/S/ JEFFREY A. LIPSON
		Name:	Jeffrey A. Lipson
		Title:	Vice President & Treasurer

[Signatures Continued on the Following Page]

ISSUERS:	CRC FUNDING, LLC, in its capacity as an Issuer
	By:	Citicorp North America, Inc.,
as Attorney-in-Fact

By:	/S/ GERALD KEEFE
	Name:	Gerald Keefe
	Title:	Vice President

CAFCO, LLC, in its capacity as an Issuer
By:	Citicorp North America, Inc.,
as Attorney-in-Fact

By:	/S/ GERALD KEEFE
	Name:	Gerald Keefe
	Title:	Vice President

CIESCO, LLC, in its capacity as an Issuer
By:	Citicorp North America, Inc.,
as Attorney-in-Fact

By:	/S/ GERALD KEEFE
	Name:	Gerald Keefe
	Title:	Vice President

LIQUIDITY BANK:	CITIBANK, N.A., in its capacity as a Liquidity Bank
	By:	/S/ GERALD KEEFE
		Name:	Gerald Keefe
		Title:	Vice President

THE ADMINISTRATIVE AGENT:	CITICORP NORTH AMERICA, INC.
	By:	/S/ GERALD KEEFE
		Name:	Gerald Keefe
		Title:	Vice President